UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                          Date of Report: April 5, 2001



                              THE DIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




     DELAWARE                                                      51-0374887
(State  or  Other  Jurisdiction  of                         (I.R.S.  Employer
Incorporation  or  Organization)                         Identification  No.)


15501  NORTH  DIAL  BOULEVARD
       SCOTTSDALE,  ARIZONA                                      85260-1619
(Address  of  Principal  Executive  Offices)                    (Zip  Code)


Registrant's  Telephone  Number,  Including  Area  Code  (480)  754-3425

ITEM  7.  EXHIBITS.
   (e)  Exhibits
        (99)  Press  Release  of  the  Company  dated  April  5,  2001.

ITEM  9.  REGULATION  FD  DISCLOSURE.

On April 5, 2001, Dial issued a press release relating to the earnings release conference call to be held on Wednesday, April 25, 2001, a copy of which is filed herewith as Exhibit 99.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE  DIAL  CORPORATION
April  5,  2001




/s/  Conrad  A.  Conrad
     Executive  Vice  President  and  Chief  Financial  Officer




                                                                      EXHIBIT 99





April  5,  2001





                 THE DIAL CORPORATION CONFERENCE CALL TO REVIEW
                   FIRST QUARTER 2001 RESULTS WILL BE HELD ON
                   WEDNESDAY, APRIL 25, 2001, AT 1:00 P.M. ET


The Dial Corporation (NYSE: DL) will host a one-hour conference call to discuss reported results for the first quarter of 2001 at 1:00 p.m. ET on Wednesday, April 25, 2001. Results will be released earlier in the day. Access for the conference call and web cast is open to the press and the general public in a listen only mode. To access the conference call, please dial (952) 556-2808.

Participating  in  the  call  will  be:

     Herbert  M.  Baum,   Chairman,  President  and  CEO
     Conrad  A.  Conrad,  Executive  Vice  President  and  CFO
     Stephen  D.  Blum,   Vice  President-Investor  Relations

DATE:         WEDNESDAY,  APRIL  25,  2001
TIME:         1:00  P.M.  ET
DIAL-IN:      (952)  556-2808

Replay  Information
If you are unable to participate in the conference call, a replay will be available starting at 3:00 p.m. ET on Wednesday, April 25, until 12:00 midnight ET on Wednesday, May 2, 2001. To access the replay, please dial (703) 326-3020 and enter Code 5136552.

Web  Cast  Information
----------------------
A web cast of the presentation is open to the general public and is available by accessing http://investor.info.dialcorp.com.
           ---------------------------------